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                                                                   EXHIBIT 10.34

                                    CONTRACT

         THIS CONTRACT AND AGREEMENT, made and entered into as if, although not necessarily on, on this day of 15th day of October, 1999 by and between Seller, DANIEL BOHNSACK, President of Pierce Pipe and Supply Inc., party of the first part, and Buyer, P & A REMEDIATION, LLC., as Assignee of inventory and trade name; and SIMPCO, INC., as Assignee of leasehold and personal property; parties of the second part:

         WITNESSETH:

         THAT for and in consideration of the sum of $60,000.00, to be paid and delivered by second parties to first party in the manner hereinafter expressed, first party agrees to sell and convey to second parties, and second parties agree to purchase of and from first party, the following described buildings formerly known as Pierce Pipe and Supply situated in Nowata County, Oklahoma, on the following buildings located on real estate described as follows, to-wit:

         210 E. Modoc and 201 E. Modoc, Nowata, Oklahoma 74048

         IT IS FURTHER AGREED that first party will convey property to second parties by virtue of quit claim deed and bill of sale the inventory sales rights and local operating name and accounts to P & A REMEDIATION, LLC.; and the leasehold rights and all right, title, and interest in an to all personal property thereon located to SIMPCO, INC. It is further agreed that the second party shall lease the premises for $300.00 p/month until RR lease approved.

         IT IS FURTHER AGREED that this contract is subject to lease obligations to Union Pacific, as shown by Exhibit "A" attached, and that first party owns the buildings only and not the realty.

         IT IS FURTHER AGREED that second party may be entitled to possession of said premises on signing of contract.

         IT IS FURTHER AGREED that the closing date for this transaction has been set for on or before the 15th day of January, 2000.

         IT IS FURTHER AGREED that first party is to make repairs to the roof on or before October 28, 1999, and completed by January 15, 2000.

         IT IS FURTHER AGREED that second parties have on this date paid a down payment in the amount of $2,500.00. The said down payment is non-refundable. A payment of $10,000.00 is due on or before January 1, 2000, payment of $10,000.00 due on or before March 1, 2000, remainder of balance due shall be paid on or before December 31, 2000 all pursuant to documents to be executed at closing.

         IT IS FURTHER AGREED that second parties agree not to sell inventory consisting generally and specifically as shown on Exhibit "B", or the pipe threading machines (Lander and Bignal-Keeler), and heads, until $30,000.00 of the purchase price has been paid, except for everyday business use. This provision is designed to keep the majority of inventory intact until




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at least $30,000.00 of contract price has been paid. The first party is given the right to review the premises, equipment, and inventory in stock to periodically make sure the contract terms are complied with. This $30,000 payment limit does not apply to any miscellaneous sales of small items in store inventory. Upon such sale, the parties of the second part shall remit fifty
(50) percent of the sales price of said inventory to the party of the first part as partial payment on the total $60,000 sales price.

         IT IS FURTHER AGREED that this contract be binding upon the heirs, legal representatives and assigns of the parties hereto.

         IT IS FURTHER AGREED that the premises are to be sold in an "AS IS" condition and this contract is subject to the attached Exhibits A & B, (which is a partial inventory list).

         IT IS FURTHER AGREED that second parties shall grant a security interest in 1977 International Truck VIN#___ _______________ ____ with a single pole drilling mounted on the bed.

         IT IS FURTHER AGREED that in the event of a breach of contract the party committing the breach shall be obligated to pay to the other party reasonable attorney fees, damages, and costs.

         THERE BEING NO FURTHER AGREEMENTS, witness our hands as if (although not necessarily on) this 15th day of October, 1999.



PARTIES OF THE SECOND PART:                         PARTY OF THE FIRST PART:

         P & A REMEDIATION, LLC.


         By:   /s/ Richard C. Smith                     /s/ Daniel C. Bohnsack
           --------------------------               ----------------------------
         Richard C. Smith, Mgr.                     Daniel Bohnsack, President
                                                    Pierce Pipe and Supply, Inc.

         SIMPCO, INC.


         By:   /s/ B. Walker
           --------------------------
               Bryan L. Walker, Pres.